Schedule 14A
                                 (Rule 14a-101)
                     Information required in proxy statement
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

        Greg Manning Auctions, Inc.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

          Payment of Filing Fee (Check appropriate box):

[X]  No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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(5) Total fee paid:

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[]    Fee paid previously with preliminary materials:

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[    ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid.

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2.   Form, Schedule or Registration Statement No.:

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4.   Date Filed:

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


                           GREG MANNING AUCTIONS, INC.
                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006



                                                                October 28, 1997




To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Greg Manning Auctions, Inc. (the "Company"), which will be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004, on Wednesday, December 10, 1997, at 10:00 A.M., Eastern Standard Time.

The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter.

We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                                     Sincerely,



                                                     MARTHA HUSICK
                                                     Secretary

                           GREG MANNING AUCTIONS, INC.
                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006
                                 (973) 882-0004




                        ---------------------------------
                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                                December 10, 1997
                        ---------------------------------



The Annual Meeting of Shareholders of Greg Manning Auctions, Inc. (the "Company") will be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004, at 10:00 A.M., Eastern Standard Time, on Wednesday, December 10, 1997, for the following purposes:

                  1. To elect two directors to serve for terms of three years and until their respective successors have been duly elected and qualified.

                  2. To ratify the appointment of Amper, Politziner & Mattia as the Company's independent public accountants for the Company's fiscal year ending June 30, 1998.

                  3. To approve the adoption of the Company's 1997 Stock Incentive Plan.

                  4. To approve the Repricing Plan adopted by the Board of Directors to reprice certain options awarded under the Company's 1993 Stock Option Plan, as amended.

                  5. To transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

Shareholders of record at the close of business on October 24, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy in the reply envelope provided which requires no postage if mailed in the United States. Shareholders attending the Annual Meeting may vote in person even if they have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the Annual Meeting.

                                  By Order of the Board of Directors



                                  MARTHA HUSICK
                                  Secretary

West Caldwell, New Jersey
October 28, 1997

                           GREG MANNING AUCTIONS, INC.



                               PROXY STATEMENT FOR
                       1997 ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held December 10, 1997

This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about October 28, 1997, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Greg Manning Auctions, Inc., a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Shareholders") of the Company (the "Annual Meeting") to be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004, at 10 A.M., on Wednesday, December 10, 1997, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

The annual report of the Company, containing financial statements of the Company as of June 30, 1997, and for the year then ended, and other information concerning the Company is included with this proxy statement. The principal executive offices of the Company are located at 775 Passaic Avenue, West Caldwell, New Jersey 07006.

A list of the Shareholders entitled to vote at the Annual Meeting will be available for examination by Shareholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 775 Passaic Avenue, West Caldwell, New Jersey 07006. A Shareholder list will also be available for examination at the Annual Meeting.

If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election of the nominees named below under the caption "Election of Directors," (ii) FOR the ratification of the appointment of Amper, Politziner & Mattia ("APM") as independent public accountants for the Company's fiscal year ending June 30, 1998, (iii) FOR the approval of the adoption of the Company's 1997 Stock Incentive Plan, (iv) FOR the approval of the Repricing Plan to reprice certain options awarded under the Company's 1993 Stock Option Plan, as amended (the "1993 Plan"), and (v) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Shareholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

The holders of a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Abstentions and Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

The election of each nominee for director requires a plurality of votes cast. The affirmative vote of the holders of a majority of the issued and outstanding shares of the Common Stock present in person or by proxy and voting thereon is required for (i) the approval of the appointment of the independent public accountants, (ii) the approval of the adoption of the Company's 1997 Stock Incentive Plan, and (iii) the approval of a Repricing Plan to reprice certain options awarded under the 1993 Plan. In all cases abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast. The Company has appointed an inspector who shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. On request of the person presiding at the meeting or any Shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

Only Shareholders of record at the close of business on October 24, 1997 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournment or postponement thereof. As of the close of business on October 28, 1997, there were 4,419,997 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

Collectibles Realty Management, Inc. ("CRM") owns 1,300,000 shares (or approximately 30%) of Common Stock of the Company. All the shares owned by CRM are owned beneficially by Greg Manning, the Chairman of the Board, President and Chief Executive Officer of the Company. Afinsa Bienes Tangibles S.A. ("Afinsa") owns 442,000 shares (or approximately 10%) of Common Stock of the Company. Mr. de Figueiredo, a director of the Company, owns 50% of the outstanding shares of common stock of Afinsa. Messrs. Manning and de Figueiredo will be entitled to participate in the 1997 Stock Incentive Plan, and Mr. Manning will be entitled to participate in the Repricing Plan (see "Proposal 3 - Approval of the Adoption of the 1997 Stock Incentive Plan", and "Proposal 4 - Approval of the Stock Option Repricing Plan", below), with respect to which shareholder approval is being sought. Accordingly, Mr. Manning and Mr. de Figueiredo may be deemed to have a substantial interest in these matters.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

The Company's Restated Certificate of Incorporation provides that the members of the Company's Board of Directors be divided into three classes, as nearly equal in size as possible, with the term of office of one class expiring each year. Accordingly, only those directors of a single class can be changed in any one year and it would take elections in three consecutive years to change the entire Board. At the upcoming annual meeting, two directors will be elected to serve three-year terms (until the third succeeding annual meeting, in 2000) and until their respective successors are duly elected and qualified. Unless authority to vote for the election of directors is withheld, the enclosed proxy will be voted FOR the election of the nominee named below.

Scott S. Rosenblum and Anthony L. Bongiovanni, who are presently directors of the Company, have been nominated by the Board of Directors for re-election to the Board, to serve until the third succeeding annual meeting, in 2000, and until their respective successors are duly elected and qualified. No other nominations were submitted. Effective May 8, 1997, Mr. William Dolan resigned as a member of Board in the class of directors whose term expires in 1997. On June 27, 1997, Mr. Bongiovanni was appointed by the Board of Directors to fill the vacancy created by Mr. Dolan's resignation. There is one vacancy in the class of directors whose term is currently expiring.

Greg Manning has been elected to serve until the 1998 annual meeting of Shareholders. On September 10, 1997, Albertino de Figueiredo was appointed by the Board of Directors to fill a vacancy in the class of directors whose term expires in 1998. There is, accordingly, one vacancy in the class of directors whose term expires in 1998.

William T. Tully, Jr. has been elected to serve until the 1999 annual meeting of shareholders. There are two vacancies in the class of directors whose term expires in 1999.

Although a number of Director vacancies currently exist, the Board has determined that it is in the Company's best interest for no additional Directors to be nominated at this time other than the nominees set forth below in order to give the Board of Directors flexibility to appoint additional directors if the need arises. Accordingly, proxies may not be voted for a greater number of persons than the number of nominees named. The Company's Restated Certificate of Incorporation also provides that directors may be removed only for cause and that any such removal must be approved by the affirmative vote of at least a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. While the Company believes that the foregoing provisions of the Company's Restated Certificate of Incorporation are in the best interests of the Company and its Shareholders, such requirements may have the effect of protecting management against outside interests and in retaining its position.

INFORMATION CONCERNING DIRECTORS AND OFFICERS

Background information with respect to the nominee for election, and certain information regarding such nominee, including his principal occupation and business experience for at least the past five years, and the directors whose terms of office will continue after the upcoming annual meeting, appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of common stock.

NOMINEES TO SERVE UNTIL 2000:

Scott S. Rosenblum, age 48, has been a director of the Company since December 8, 1992. Mr. Rosenblum has been a partner since 1991 in the law firm of Kramer, Levin, Naftalis & Frankel and has served as Managing Partner of that firm since March 1994. Mr. Rosenblum received his J.D. degree from the University of Pennsylvania.

Anthony L. Bongiovanni, Jr., age 38, is President of Micro Strategies, Incorporated, a leading developer and supplier of microcomputer based business applications throughout the New York, New Jersey and Pennsylvania areas, which he founded in 1983. Mr. Bongiovanni has a B.S. in mechanical engineering from Rensellaer Polytechnical Institute.

The Board of Directors recommends that Shareholders vote FOR the election of the nominees named above.

DIRECTORS WHOSE TERMS EXPIRE IN 1998:

Greg Manning, age 51, has been Chairman of the Board of the Company since its inception in 1981 and Chief Executive Officer since December 1992. Mr. Manning has served as President of the Company from 1981 until August 1993, and from March 1995 to the present. Mr. Manning also has been Chairman of the Board and President of CRM since its inception, which he founded as "Greg Manning Company, Inc." in 1961. Mr. Manning is currently on the Board of Directors of the State Bank of South Orange, New Jersey and is Chairman of the bank's audit committee and member of the bank's executive committee

Albertino de Figueiredo, age 66, was appointed as a director of the Company on September 10, 1997. In 1980, Mr. De Figueiredo founded Afinsa Bienes Tangibles S.A., a company engaged in the business of philatelics and numismatics, and is currently Chairman of the Board of Afinsa Bienes Tangibles S.A. and its subsidiaries. Mr. De Figueiredo is also Vice-Chairman of the Board of Directors of Finarte Espana, an art auction house, and a member of the Executive Board of ASCAT, the International Association of the Stamp Catalogue and Philatelic Publishers.

DIRECTORS WHOSE TERMS EXPIRE IN 1999:

William T. Tully, age 51, has been Executive Vice President of the Company since August 1990. From August 1993 to August 1994, and since February 1995, Mr. Tully has been Chief Operating Officer. From the Company's inception in 1981 until August 1994, Mr. Tully was Secretary and Treasurer of the Company, and from December 1992 until August 1994, and from June 1995 to present, Mr. Tully has been a director. Mr. Tully was Senior Vice President of the Company since its inception in 1981 until August 1990. Mr. Tully has been Executive Vice President of CRM from August 1990, and has served CRM in other management capacities since 1974.

The Company has agreed, for a period ending May 1998, that J.W. Charles Securities, Inc. and Corporate Securities Group (collectively, the "Underwriters") may designate a nominee to the Board of Directors, reasonably acceptable to the Company, or have a representative attend all Board meetings. CRM and Messrs. Manning, Tully, Graham and Rosenblum each have previously agreed with the Underwriters to vote any shares of Common Stock that they own or beneficially own for the election of such nominee.

Of the Company's current directors, only Messrs.  Bongiovanni, de Figueiredo and
Rosenblum  might  qualify  as  disinterested   directors  with  respect  to  any
transaction between the Company and CRM.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

During the fiscal year ended June 30, 1997, there were three meetings and one action by written consent of the Board of Directors of the Company. No director attended fewer than 75% of the meetings of the Board of Directors or meetings of the committees on which such director served.

COMMITTEES OF THE BOARD

The Company's Board of Directors has an Audit Committee. During fiscal 1997 the Audit Committee consisted of Mr. Rosenblum and, until his resignation effective May 8, 1997, Mr. Dolan. On September 10, 1997, Mr. Bongiovanni was appointed to the Audit Committee. This committee recommends to the Board of Directors the appointment of the independent public accountants, reviews the scope and budget for the annual audit and reviews the results of the examination of the Company's financial statements by the independent public accountants. The Audit Committee met one time during fiscal 1997.

There are no nominating, compensation or stock option committees of the Board of Directors.


                               EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

Name                         Age                     Position

Greg Manning                 51                Chairman of the Board, Chief
                                               Executive Officer and President

William T. Tully, Jr.        51                Executive Vice President and
                                               Chief Operating Officer

David C. Graham              57                Senior Vice President

Daniel M Kaplan              52                Chief Financial Officer and Vice
                                               President

See "Election of Directors" for information relating to Messrs. Manning and Tully.

David C. Graham, age 57, has been a Senior Vice President of the Company since August 1990 and has been Senior Vice President of CRM since August 1990. Mr. Graham has served the Company and CRM in various capacities since September 1978. Mr. Graham has been a licensed auctioneer since 1965. Prior to joining the Company, Mr. Graham was employed by H.R. Harmer, a public auction house, from 1955 to 1977.

Daniel M. Kaplan, CPA, age 52, has served as Chief Financial Officer and Vice President of the Company since October 1995. Mr. Kaplan served as controller of Horowitz Rae Book Manufacturers, Inc. from 1994 to 1995, as controller of Apex One, Inc. during 1993 and as a private management consultant from 1991 to 1993.

Mr. Kaplan has submitted his resignation as Chief Financial Officer and Vice President, effective October 31, 1997. It is expected that Mr. Tully will assume the duties of Chief Financial Officer until such time as a replacement has been retained by the Company.

There are no family relationships among any of the directors or executive officers of the Company.

ADVISORY COMMITTEE

The Company has an advisory committee (the "Advisory Committee") that includes prominent collectors and other individuals involved in the philatelic and collectibles business, with whom Mr. Manning has developed relationships over the years. The members of the Advisory Committee individually meet from time to time with the Company's Chairman and Chief Executive Officer to discuss current trends or developments in the collectibles market. Members of the Advisory Committee receive no compensation for their services, and their availability is subject to their personal schedules and other time commitments. The Company reimburses members for their reasonable out-of-pocket expenses in serving on the Advisory Committee.

The Company believes that the members of the Advisory Committee have no fiduciary or other duties, obligations or responsibilities to the Company or its Shareholders, and they will not acquire any such duty, obligation or responsibility as a result of any meeting or consultation they may have with management of the Company. Each member of the Advisory Committee has entered into an agreement with the Company which, among other things, confirms that the member has no such duty, obligation or responsibility, but also commits the member to keep confidential and not disclose (or in any manner use for personal benefit or attempt to profit from) any non-public information relating to the Company that the member receives in such capacity, except to the extent that disclosure is required by applicable law or legal process or to the extent the information becomes public other than as a result of a breach of any member's confidentiality agreement. The members serve at will and may resign, or be asked to discontinue their services, at any time.

The members of the current Advisory Committee and their principal occupations are as follows:

Sir Ronald Brierley, age 60, is Founder/President of Brierley Investments, Limited, a publicly held New Zealand investment company. Sir Ronald is also Chairman of GPG P/C, an investment company based in London, England. Sir Ronald serves on the boards of Advance Bank, Australia, Ltd., Adriadne Australia Ltd., Australia Oil & Gas Corporation, Ltd., and the Australian Gaslight Company, and he is also a trustee of Sydney Cricket and Sports Ground Trust. Sir Ronald has had a life-long interest in stamps, beginning as a schoolboy, when he formed Kiwi Stamp Company and acquired a dealer's certificate from the New Zealand Stamp Dealers Federation. Sir Ronald has been selling and collecting stamps since that time.

Robert G. Driscoll, age 65, has been Chief Executive Officer (since 1981) of Barrett & Worthen, Inc. and the Brookman Stamp Company of Bedford, New
Hampshire, both of which are engaged in the business of buying and selling stamps. Mr. Driscoll served as Vice President of H.E. Harris Company, a subsidiary of General Mills from 1978 to 1981, after having founded R&R Stamp Company in 1958 and serving as its President until it was sold in 1978 to General Mills. Mr. Driscoll is a past President of the American Stamp Dealers Association (from 1977 to 1978) and is a lifetime member of the American First Day Cover Society. He has been a member of the American Philatelic Society for over 45 years.

Herman Herst, Jr., age 88, is recognized as the most prolific philatelic author in the world, and has written numerous articles on philately and has authored several stamp related books, including Nassau Street. Mr. Herst was President of Hennan Herst Jr. Auctions Inc., a public auction house (from 1934 to 1972) and conducted a private retail stamp business as a sole proprietorship. He was also an active philatelic auctioneer for many years, until his semi-retirement in 1981. He is a former President of the Society of Philatelic Americans and served two terms on the Board of Directors of the American Stamp Dealers Association. Among his many accomplishments, Mr. Herst received the John Luff Award from the American Philatelic Society, the merit award from the Society of Philatelic Americans and the Collectors Club of New York's award for Service to Philately. He is currently a senior member of the American Society of Appraisers, an honorary life member of the Philatelic Traders' Society of London and an honorary life member of the American Stamp Dealers Association, a life member of the Philatelic Traders' Society of London and an honorary life member of the Writers Unit of the American Philatelic Society. He is also the only American stamp dealer to have ever served on the council of the Philatelic Traders' Society of London.

Herbert LaTuchie, age 78, is President of House of Collectors, a retail collectibles business, as well as President of Herb LaTuchie Auctions, a public auction house of stamps. He was Chairman of the Board and Chief Executive Officer (from 1954 to 1986) of Modern Builders Supply Company, Inc. and Modern Manufacturing, Inc., the latter of which is one of the ten leading distributors of building products in the United States. Mr. LaTuchie has been a life-long collector of rare stamps, and he also collects sheet music and other paper collectibles.

Joseph Levy, Jr., age 71, is president of Levy Venture Management, a real estate rental development group involved in automotive retailing real estate in three states. He is also a real estate developer of several properties located in Illinois. Prior to joining Levy Venture Management, Mr. Levy was President of Walton Chrysler-Plymouth (from 1953 to 1960), a car dealership in Chicago, Illinois, and of Carol Buick (from 1961 to 1984), a car dealership in Evanston, Illinois. He serves as a director of the Evanston Historical Society. He is also a trustee of Evanston Hospital and the Culver Educational Foundation, a life trustee of the Evanston Historical Society and the Levy Senior Centers, and a member of the Community Advisory Board of N.B.D. Bank. Mr.
Levy is a collector of stamps, coins, watches and other collectibles.

Hector D. Wiltshire, age 55, is President and CEO of Wiltshire Technologies, Inc., a high technology venture capital and consulting group, and is an experienced collector of rare stamps. Mr. Wiltshire is a member of the Association of Certified and Corporate Accountants (A.C.C.A) and the British Computer Society (M.B.C.S.). Mr. Wiltshire holds degrees in Executive Business Administration and marketing.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended June 30, 1997, June 30, 1996 and June 30, 1995 of those persons who were, during all or part of the fiscal year ended June 30, 1997, the chief executive officer and the three executive officers of the Company who received compensation in excess of $100,000 in fiscal year ended June 30, 1997.


--------------------- -------------------------------------------------- ==================================================

                                                                                      Long Term Compensation
                                Annual Compensation
--------------------- -------------------------------------------------- ==================================================



--------------------- -------------------------------------------------- ------------------------ ------------ ============
                                                                                Awards              Payouts
--------------------- -------- ------------ ----------- ---------------- ------------- ---------- ------------ ============

 Name and Principal    Year    Salary ($)    Bonus($)        Other        Restricted   Securities               All Other
      Position                                              Annual          Stock      Underly-                Compen-sation
                                                         Compensation       Awards     ing                         ($)
                                                                                       Options/
                                                                                        SARs(#)      LTIP
                                                                                                    Payouts
--------------------- -------- ------------ ----------- ---------------- ------------- ---------- ------------ ============
--------------------- -------- ------------ ----------- ---------------- ------------- ---------- ------------ ============

Greg Manning,         1997     175,000      105,271(1)     $26,650 (2)       None      None          None         None
Chairman of the       1996     175,000      54,758(1)      $26,650 (2)       None      None          None         None
Board, Chief          1995     150,000      0(1)                 0 (3)       None      None          None         None
Executive Officer
and President
--------------------- -------- ------------ ----------- ---------------- ------------- ---------- ------------ ============
William T. Tully,     1997     127,206      30,136(1)                        None      100,000       None         None
Chief Operating       1996     129,769      17,379(1)            (3)         None      None          None         None
Officer and           1995     114,223      0(1)                 (3)         None      50,000        None         None
Executive Vice                                                   (3)
President
--------------------- -------- ------------ ----------- ---------------- ------------- ---------- ============ ============

------------------------------------------


(1) Employment agreements with Messrs. Manning and Tully provide for an annual bonus equal (i) in the case of Mr. Manning, for fiscal year 1995, 8.33% of the pre-tax net income of the Company in excess of $700,000 and 10% of such pre-tax net income in excess of $1,000,000; and for fiscal years 1996 and 1997, 10% of pre-tax net income between $500,000 and $2,000,000 (subject to increase by the Board of Directors in its discretion); and (ii) in the case of Mr. Tully, for fiscal years 1995, 1996 and 1997, 5% of pre-tax income of the Company in excess of $700,000, in each case subject to certain limitations. See "Executive Compensation -- Employment Agreements and Insurance." For fiscal year 1997, the Board of Directors approved an additional bonus to Mr. Manning in the amount of $25,000.

(2)  Represents (a) a non-accountable  expense  allowance equal to $25,000,  and
     (b) the value of the use of certain automobiles.

(3) The Company has concluded that the aggregate amount of perquisites and other personal benefits, if any, paid did not exceed the lesser of 10% of such officer's total annual salary and bonus for such years or $50,000; such amounts are not included in the table.

               The Company has no long-term incentive plan.

OPTION GRANTS TABLE FOR FISCAL 1997

The following table sets forth additional information concerning stock option grants made during the fiscal year ended June 30, 1997 under the 1993 Stock Option Plan, as amended, of the Company (the "1993 Plan") to the executive officers named in the Summary Compensation table. These grants are also reflected in the Summary Compensation Table. The Company has not granted any stock appreciation rights.


--------------------------- =============================================================
                                                 Individual Grants
--------------------------- =============================================================
--------------------------- ------------- ------------- ----------- =====================

           Name              Number of     % of Total    Exercise        Expiration
                             Securities     Options       Price             Date
                            UnderlyingOptioGranted to   ($/Share)
                                (#)        Employees
                                           in Fiscal
                                              1997
--------------------------- ------------- ------------- ----------- =====================
--------------------------- ------------- ------------- ----------- =====================
Greg Manning                           0       0%          N/A              N/A
--------------------------- ------------- ------------- ----------- =====================
William T. Tully, Jr.(1)         100,000      49%         $1.375      January 23, 2007
--------------------------- ------------- ------------- ----------- =====================


--------------------------

(1) On January 23, 1997, Mr. Tully, Chief Operating Officer and Executive Vice President of the Company, was granted, pursuant to the 1993 Plan, an option to purchase 100,000 shares of Common Stock at an exercise price of $1.375 per share, the market price on the day of the grant. The option was granted subject to a one-year vesting period, with 100% of the option granted becoming exercisable on the first anniversary of the grant date.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

The following table sets forth information regarding the exercise of stock options during the last fiscal year by the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options.

------------------------------ --------------------- --------------- ------------------------ ======================
                                                                            Number of
                                                                      Securities Underlying         Value of
                                                                           Unexercised             Unexercised
            Name                                                           Options at             In-the-Money
                                                                          June 30, 1997            Options at
                                                                     Exercisable/Unexercisable    June 30,1997
                                 Shares Acquired         Value                                  Exercisable/Unex-
                                   on Exercise          Realized                                ercisable (1) (2)
------------------------------ --------------------- --------------- ------------------------ ======================
Greg Manning                          None                 N/A              100,000/0                 $0/$0
------------------------------ --------------------- --------------- ------------------------ ======================
William T. Tully, Jr.                 None                 N/A              100,000/100,000           $0/$56,250
------------------------------ --------------------- --------------- ------------------------ ======================



(1) Based on a closing sale price per share of $1.9375 on June 30, 1997, as reported by NASDAQ.

(2) Assumes the exercise price of the options in effect on October 28, 1997. If the Repricing Plan is approved, such exercise prices may be reduced. See "Proposal 4 - Approval of the Stock Option Repricing Plan" below.

COMPENSATION OF DIRECTORS

The Company currently reimburses each director for expenses incurred in connection with his attendance at each meeting of the Board of Directors or a committee on which he serves.

EMPLOYMENT AGREEMENTS AND INSURANCE

The Company has entered into employment agreements with each of Messrs. Manning and Tully. The agreement with Mr. Manning provides for his services as President and Chief Executive Officer. The agreement with Mr. Manning for the period ending June 30, 1997 provided, among other things, for a salary equal to $175,000 per annum and a bonus equal to 10% of the Company's audited pre-tax income between $500,000 and $2,000,000 (as calculated excluding the formula-based bonus payable to either of Messrs. Manning or Tully and subject to increase by the Board of Directors). Mr. Manning received from the Company a base salary of $175,000, $175,000 and $150,000 for fiscal years 1997, 1996 and
1995, respectively, and a bonus of $105,271 (includes a bonus of $25,000 in addition to the formula-based bonus), $54,758, and $0 for fiscal years 1997, 1996 and 1995, respectively. The Company entered into an amendment to the employment agreement with Mr. Manning, effective July 1, 1997, increasing his base salary to $210,000 per annum and extending the term to June 30, 1999.

On September 20, 1993 the Company amended Mr. Tully's employment agreement, extending the term to June 30, 1998 and increasing the base salary to $110,000 per year, with an annual increases equal to the increase in the Consumer Price Index plus 1.5%, plus a bonus based on 5% of the Company's audited pre-tax income above $700,000 in each such year, as calculated excluding the formula-based bonus payable to either of Messrs. Manning or Tully and subject to certain maximum limitations ($50,000 for fiscal year 1998). Mr. Tully received a bonus of $30,136, $17,379 and $0 for fiscal years 1997, 1996 and 1995, respectively. Mr. Tully is also entitled to a vehicle for business use. Messrs. Manning and Tully are both eligible to participate in any employee benefit plan and fringe benefit programs, if any, as may be maintained by the Company for its employees generally from time to time.

Each employment agreement also provides that in the event the agreement is terminated as a result of disability (as defined therein) or death, Mr. Manning and Mr. Tully will receive from the Company compensation equal to 66-2/3% of such executive's annual base salary and the executive's cash bonus for a period of 12 months.

Messrs. Manning and Tully is each permitted to devote some working time to the business of CRM, so long as, in the judgment of a majority of the Company's disinterested directors, it does not interfere with his complete and faithful performance of his duties to the Company. The Company expects that substantially all of Messrs. Manning and Tully's time will continue to be devoted to the Company.

The Company currently maintains a $1,000,000 term life insurance policy on the life of Mr. Manning with benefits payable to the Company.

The Company offers basic health, major medical and life insurance to its employees. The Company adopted a 401(k) Retirement Plan effective July 1, 1997, with respect to which all employees are entitled to participate. The Company has agreed to match employee contributions in an amount equal to 10% of each employee's contribution, up to a maximum of $500 per employee per year. The Company has adopted no other retirement, pension or similar program.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Restated Certificate of Incorporation includes certain provisions permitted pursuant to the New York Business Corporation Law (the "NYBCL"), whereby officers and directors of the Company are to be indemnified against certain liabilities. The Restated Certificate of Incorporation also limits to the fullest extent permitted by the NYBCL a director's liability to the Company or its Shareholders for monetary damages for breach of any duty as a director, except for certain instances of bad faith, intentional misconduct, a knowing violation of any law or illegal personal gain. This provision of the Restated Certificate of Incorporation has no effect on any director's liability under Federal securities laws or the availability of equitable remedies, such as injunction or recission, for breach of fiduciary duty. The Company believes that these provisions will facilitate the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is certain information with respect to persons known by the Company to own beneficially, as of October 24, 1997, 5% or more of the outstanding shares of its Common Stock:

---------------------------------------------- ------------------------------------------- =========================
             Name and Address of                           Amount and Nature                       Percent
              Beneficial Owner                               of Beneficial                     of Common Stock
                                                               Ownership
---------------------------------------------- ------------------------------------------- =========================
Collectibles Realty Management, Inc.(1)                        1,400,000                            30.9%
775 Passaic Avenue
West Caldwell, NJ 07006


Afinsa Bienes Tangibles S.A. (2)                                442,000                              10%
Lagasca 88
Madrid, Spain  28001
---------------------------------------------- ------------------------------------------- =========================


(1) Collectibles Realty Management, Inc. ("CRM") owns 1,300,000 shares of Common Stock of the Company. All the shares owned by CRM are owned beneficially by Greg Manning. Includes options to purchase 100,000 shares (all of which are exercisable within 60 days of October 24, 1997) granted pursuant to the 1993 Plan.

(2) Afinsa Bienes Tangibles S.A. ("Afinsa") owns 442,000 shares of Common Stock of the Company. Mr. de Figueiredo, a director of the Company, owns 50% of the outstanding shares of common stock of Afinsa.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of October 24, 1997, by each director, each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group:

--------------------------------- ------------------------------ ====================
      Name and Address of               Amount and Nature              Percent
        Beneficial Owner                  of Beneficial          of Common Stock (2)
                                          Ownership (1)
--------------------------------- ------------------------------ ====================
Greg Manning (3)                            1,400,000                   30.9%
775 Passaic Avenue
West Caldwell, NJ 07006
--------------------------------- ------------------------------ ====================
Albertino de Figueiredo (4)                  442,000                    10.0%
Lagasca 88
Madrid, Spain  28001
--------------------------------- ------------------------------ ====================
Scott S. Rosenblum (5)                       10,500                       *
919 Third Avenue
New York, NY 10022
--------------------------------- ------------------------------ ====================
Daniel M. Kaplan (6)                          2,500                       *
775 Passaic Avenue
West Caldwell, NJ  07006
--------------------------------- ------------------------------ ====================
David Graham (7)                             16,875                       *
775 Passaic Avenue
West Caldwell, NJ  07006
--------------------------------- ------------------------------ ====================
Anthony L. Bongiovanni (9)                    2,000                       *
104 Broadway
Denville, NJ  07866
--------------------------------- ------------------------------ ====================
William T. Tully, Jr. (8)                    100,800                    2.2%
775 Passaic Avenue
West Caldwell, NJ 07006
--------------------------------- ------------------------------ ====================
All Executive Officers and
Directors as a group, including             1,974,675                    42%
those named above (7 persons)
--------------------------------- ------------------------------ ====================
---------------------------------

*              Less than 1%.

(1) Except as otherwise indicated below, each named person has voting and investment power with respect to the securities owned by them.

(2) Based on 4,419,997 shares outstanding, calculated in accordance with Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934, as amended.

(3) Mr. Manning is the owner of all the outstanding shares of common stock of CRM. CRM owns 1,300,000 shares of the Company's Common Stock. Includes options to purchase 100,000 shares (all of which are exercisable within 60 days of October 24, 1997) granted pursuant to the 1993 Plan.

(4) Includes 442,000 shares of the Company's Common Stock owned by Afinsa. Mr. de Figueiredo owns 50% of the outstanding shares of common stock of Afinsa.

(5) Includes (a) 4,000 shares of Common Stock issuable upon the exercise of Warrants owned by Mr. Rosenblum; and (b) options exercisable within 60 days of October 24, 1997 to purchase 2,500 shares of Common Stock granted to Mr. Rosenblum pursuant to the Stock Option Plan (but does not include options not exercisable within 60 days of October 24, 1997 to purchase 12,500 shares of Common Stock).

(6) Includes options exercisable within 60 days of October 24, 1997 to purchase 2,500 shares of common stock granted to Mr. Kaplan pursuant to the 1993 Plan (but does not include options not exercisable within 60 days of October 24, 1997 to purchase 7,500 shares of Common Stock).

(7) Includes options exercisable within 60 days of October 24, 1997 to purchase 16,875 shares of common stock granted to Mr. Graham pursuant to the 1993 Plan (but does not include options not exercisable within 60 days of October 24, 1997 to purchase 5,625 shares of Common Stock).

(8) Includes (a) 400 shares of Common Stock owned by members of Mr. Tully's immediate family; (b) 400 shares of Common Stock issuable upon the exercise of Warrants owned by members of Mr. Tully's immediate family; and (c) options exercisable within 60 days of October 24, 1997 to purchase 100,000 shares of Common Stock granted to Mr. Tully pursuant to the 1993 Plan (but does not include options not exercisable within 60 days of October 24, 1997 to purchase an additional 100,000 shares of Common Stock).

(9) Includes (a) 1,000 shares of Common Stock issuable upon the exercise of Warrants owned by Mr. Bongiovanni.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to the completion of its initial public offering in May 1993, the Company operated as a wholly owned subsidiary of CRM. CRM owns 1,300,000 shares, or approximately 30%, of the total outstanding shares of the Company's Common Stock. CRM is wholly owned by Greg Manning, the founder, Chairman and Chief Executive Officer of the Company. CRM has historically been engaged in the business of acquiring collectibles (including collectibles of the type that are currently being sold by the Company) and selling them both through direct sales and through consignments for sale at auction.

In the past, CRM was an important source of property consigned to the Company for sale at auction. Although CRM continues to provide the Company with property, the amounts in relation to the Company's overall business has been decreasing. For the year ended June 30, 1997, consignments by CRM were not material, accounting for less than 1% of the Company's aggregate sales and aggregate revenues.

Pursuant to an Inventory Acquisition and Non-Competition Agreement (the "CRM Inventory Agreement"), dated May 14, 1993, the Company was granted the right to accept on a consignment basis any or all collectibles in CRM's existing inventory on terms no less favorable to the Company than would be offered to unrelated third parties. The CRM Inventory Agreement provides that, with respect to all property from CRM's existing inventory that is accepted on consignment by the Company, the Company will receive from CRM a commission in the amount of 10% of the sales price (exclusive of any buyer's commission received by the Company); provided that the Company will receive no commission from CRM with respect to items valued at over $100,000 per lot (but will earn any commission or premium paid by the buyer). The inventory available for consignment to the Company pursuant to the CRM Inventory Agreement has been diminishing. The CRM Inventory Agreement also provides that CRM will not compete with the Company for the acquisition of collectibles from third parties that are suitable for acquisition by the Company from time to time for use in its business.

In addition, CRM has advanced funds to the Company from time to time. During the year ended June 30, 1997, the Company received advances from CRM of up to $600,000, all of which were repaid, together with interest at the rate of 8% per annum, prior to October 22, 1996. Thereafter, CRM received certain advances from the Company which, at June 30, 1997 aggregated approximately $170,000. CRM has agreed to repay this amount by March 31, 1998, together with interest.

The Company has filed a "shelf" registration statement and post-effective amendment with the Securities and Exchange Commission (the "SEC") covering, among other securities, shares of Common Stock owned by CRM. The registration statement was declared effective by the SEC on September 6, 1996. CRM has reimbursed the Company for the portion of the registration expenses allocable to the registration of its securities.

During the year ended June 30, 1996, the Company filed with the SEC a registration statement covering shares of Common Stock issuable upon the exercise of stock options issued and to be issued pursuant to the 1993 Plan by such officers, employees and directors of the Company who may be deemed to be deemed to be "affiliates"of the Company. All expenses of such registration, in the amount of approximately $25,000, were borne by the Company.
The registration statement has been declared effective by the SEC.

Scott Rosenblum, a director of the Company, is a partner of the law firm Kramer, Levin, Naftalis & Frankel, which provides legal services to the Company. Anthony
L. Bongiovanni, Jr., also a director of the Company, is president of Micro Strategies, Incorporated, which provides computer services to the Company. Amounts charged to operations for services rendered by these firms for the year ended June 30, 1997 were approximately $184,000, in the case of Kramer, Levin, Naftalis & Frankel, and approximately $127,000, in the case of Micro Strategies, Incorporated.


           PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed the firm of Amper, Politziner & Mattia as the Company's independent public accountants for the fiscal year ending June 30, 1998.

The Shareholders will be asked to ratify the appointment of Amper, Politziner & Mattia as independent public accountants of the Company for the fiscal year ending June 30, 1998. Ratification of the appointment requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting (or represented by proxy) and entitled to vote thereon.

The Board of Directors recommends that Shareholders vote FOR ratification of the appointment of Amper, Politziner & Mattia.

It is expected that a representative of Amper, Politziner & Mattia will be present at the Annual Meeting with the opportunity to make a statement if Amper, Politziner & Mattia desires to do so, and will be available to respond to appropriate questions.

On October 31, 1995, the Company dismissed Price Waterhouse LLP (PW) as its independent auditors. Such dismissal was approved by the Company's Board of Directors. PW did not issue a report on the Company's financial statements for the fiscal year ended June 30, 1996 or June 30, 1997.


     PROPOSAL 3 - APPROVAL OF THE ADOPTION OF THE 1997 STOCK INCENTIVE PLAN

In 1993, the Company's Board of Directors adopted and the Company's shareholders approved the 1993 Stock Option Plan, as amended (the "1993 Plan") which permitted the issuance of up to 650,000 shares of Common Stock. The Board of Directors has made grants of options as a means of providing incentives to officers, employees and consultants and enabling them to realize compensation based on increases in shareholder value. Grants were made to persons who had been, and were expected to continue to be, important in helping the Company achieve and continue its rapid growth. As of October 1, 1997, options to purchase a total of 632,500 shares of Common Stock were outstanding under the 1993 Plan and, accordingly, 17,500 shares remained available for grants under the 1993 Plan.

The Board of Directors believes that in light of the Company's continuing growth, its intent to make acquisitions in the future and the need to remain competitive in its industry in attracting and retaining talented employees, including senior executives, the Company will need the authority to make grants covering a greater number of shares in the next several years than remain authorized under the 1993 Plan. The failure to make available such grants when necessary would, in the Board's judgment, negatively impact the Company's future growth and profitability and, therefore, its ability to enhance stockholder value.

Consequently, the Board of Directors has adopted, subject to shareholder approval, the Company's 1997 Stock Incentive Plan (the "1997 Plan"), which, among other things, increases the number of shares available to be issued under the 1993 Plan and the 1997 Plan to 850,000 in the aggregate. The full text of the 1997 Plan is set forth in Appendix A hereto and the following outline of the 1997 Plan is qualified by reference to the complete text of the plan.

GENERAL. On October 24, 1997, the Company's Board of Directors adopted, subject to shareholder approval, the 1997 Plan. The 1997 Plan provides for the issuance of a total of 850,000 authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for purposes of the 1997 Plan, including any shares issued under the 1993 Plan. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award are available for other awards under the 1997 Plan. In the event of a stock dividend, stock split, recapitalization or the like, the Board of Directors will equitably adjust the aggregate number of shares subject to the 1997 Plan, the number of shares subject to each outstanding award, and the exercise price of each outstanding option.

Awards under the 1997 Plan may be made in the form of (i) incentive stock options, (ii) non-qualified stock options (incentive and non-qualified stock options are collectively referred to as "options"), (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) dividend equivalent rights and (vii) other stock based awards. Awards may be made to such directors, officers and other employees of the Company and its subsidiaries (including employees who are directors and prospective employees who become employees), and to such consultants to the Company and its subsidiaries, as the Committee shall in its discretion select (collectively, "key persons").

ADMINISTRATION. The 1997 Plan may be administered by the Board or a committee of the Board, composed of not fewer than two "non-employee" directors as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Board and Committee are authorized to construe, interpret and implement the provisions of the 1997 Plan, to select the key persons to whom awards will be granted, to determine the terms and provisions of such awards, and to amend outstanding awards. The determinations of the Board and Committee are made in their sole discretion and are conclusive. The 1993 Plan is currently administered by the Board and it is anticipated that the 1997 will also initially be administered by the Board. (As used herein, "Committee" refers to the Committee and/or Board as appropriate).

GRANTS UNDER THE 1997 PLAN

Stock Options. Unless the Committee expressly provides otherwise, an option will become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Committee, provided that the option exercise price shall be no less than 100% of the fair market value of a share of the Common Stock on the date of grant in the case of an incentive stock option. The option exercise price is payable in cash, or, with the consent of the Committee, by surrender of shares of Common Stock having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Committee may prescribe.

The total number of shares of Common Stock with respect to which options may be granted to any one employee during any one-year period may not exceed 100,000.

STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 1997 Plan. Generally, no stock appreciation right will be exercisable at a time when any option to which it relates is not exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and to receive from the Company an amount equal to the aggregate appreciation (since the date of the grant, or over the option exercise price if the stock appreciation right is granted in connection with an option) in the shares of Common Stock in respect of which such stock appreciation right is being exercised. Payment due upon exercise of a stock appreciation right may be in cash, in Common Stock, or partly in each, as determined by the Committee in its discretion.

RESTRICTED STOCK. The Committee may grant or sell restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions (which may depend upon or be related to performance goals and other conditions) as the Committee shall determine in its discretion. Certificates for the shares of Common Stock covered by a restricted stock award will remain in the possession of the Company until such shares are free of restrictions. Subject to the applicable restrictions, the grantee has the rights of a stockholder with respect to the restricted stock.

RESTRICTED STOCK UNITS. The Committee may grant restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion. Restricted stock units are intended to give the recipient the economic equivalent of actual restricted shares of stock, while postponing the tax consequences. A restricted stock unit is an unsecured promise to transfer an unrestricted share of stock at a specified future maturity date (which can be later than the vesting date at which the right to receive the shares becomes nonforfeitable) selected by the recipient of the unit at the time of grant or subsequent thereto.

DIVIDEND EQUIVALENT RIGHTS. The Committee may include in any award a dividend equivalent right entitling the recipient to receive amounts equal to the ordinary dividends that would have been paid, during the time such award is outstanding, unexercised or not vested, on the shares of Common Stock covered by such award if such shares were then outstanding.

OTHER STOCK BASED AWARDS. The 1997 Plan permits the Committee to grant other stock based awards, such as performance shares or unrestricted stock, subject to such terms and conditions as the Committee deems appropriate.

TERMINATION OF EMPLOYMENT OR SERVICE

Options and Stock Appreciation Rights. Unless the Committee otherwise specifies:
(i) all options and stock appreciation rights not yet exercised shall terminate upon termination of the grantee's employment or service by reason of discharge for cause; (ii) if a grantee's employment or service terminates for reasons other than cause or death, the grantee's options and/or stock appreciation rights generally will be exercisable for 90 days after termination to the extent that they were exercisable at termination, but not after the expiration date of the award; and (iii) if a grantee dies while in the Company's employ or service or during the aforementioned post-employment exercise period, the grantee's options and/or stock appreciation rights will, to the extent exercisable immediately prior to death, generally remain exercisable for one year after the date of death, but not after the expiration date of the award.

RESTRICTED STOCK. If a grantee's employment or service terminates for any reason, the Company will have the right at any during the 120 days following the termination of employment to require forfeiture of restricted shares in exchange for any amount paid by the grantee for such shares.

REPRICING OF OPTIONS UNDER THE 1997 PLAN. The Committee has the authority, at any time or from time to time, without additional shareholder approval, to cancel any outstanding option and issue a new option at a lower exercise price in the event that the Fair Market Value of a share of Common Stock at any time prior to the date of exercise falls below the applicable option exercise price.

OTHER FEATURES OF THE 1997 PLAN. The Committee may amend any outstanding award, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions on the award. The Board of Directors may, without stockholder approval, suspend, discontinue, revise or amend the 1997 Plan at any time or from time to time; provided, however, that stockholder approval shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to the grant of incentive stock options) and other applicable law. Unless sooner terminated by the Board of Directors, the provisions of the 1997 Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the 1997 Plan by the Board of Directors. All awards made under the 1997 Plan prior to its termination shall remain in effect until they are satisfied or terminated.

In the event of a merger or consolidation of the Company with or into any other corporation or entity, or in the event of any other "change in control" (as defined in the 1997 Plan), (i) any awards then outstanding whose date of grant was at least one year prior to the date of the change of control will become fully vested and immediately exercisable; and (ii) the Committee may in its discretion amend any outstanding award in such manner as it deems appropriate, including by amendments that advance the dates upon which any or all outstanding awards of any type shall terminate.

TAX CONSEQUENCES. The following description of the tax consequences of awards under the 1997 Plan is based on present Federal tax laws, and does not purport to be a complete description of the tax consequences of the 1997 Plan.

There are generally no Federal tax consequences either to the optionee or to the Company upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not realize any income, and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. However, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Company will be entitled to a deduction in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of any gain to the optionee will be treated as capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Company.

The grant of a stock appreciation right or restricted stock unit award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will include in gross income an amount equal to the fair market value of any shares of Common Stock and/or any cash received, and the Company will be entitled to a tax deduction in the same amount. An award of restricted shares of Common Stock will not result in income for the grantee or in a tax deduction for the Company until such time as the shares are no longer subject to forfeiture unless the grantee elects otherwise. At that time, the grantee generally will include in gross income an amount equal to the fair market value of the shares less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount.

LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1 million, unless such compensation meets certain criteria. The Company believes that compensation realized from stock options and stock appreciation rights granted under the 1997 Plan generally will satisfy the requirements of Section 162(m) of the Code if the options or stock appreciation rights are granted by a committee of "outside directors" (as defined under Section 162(m)); however, there is no assurance that such awards will satisfy such requirements. In addition, because other awards under the 1997 Plan will generally not meet the requirements of Section 162(m) of the Code, the deduction attributable to any compensation realized under any such awards to the affected executive officers may be limited.

VOTE REQUIRED

The affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 1997 Plan.

The Board of Directors recommends that Shareholders vote FOR approval of the adoption of the 1997 Stock Incentive Plan.


            PROPOSAL 4 - APPROVAL OF THE STOCK OPTION REPRICING PLAN

On September 10, 1997, the Board authorized a repricing plan (the "Repricing Plan"), subject to shareholder approval, pursuant to which employees and consultants (including executive officers and directors) with non-qualified stock options awarded under the 1993 Plan and bearing exercise prices equal to or in excess of $2.8125 per share ("Old Options"), with certain exceptions, will be permitted to exchange their Old Options for new options under the 1993 Plan (the "New Options"), exercisable at a price equal to the Fair Market Value of the Company's Common Stock on December 10, 1997 (the date of the 1997 Annual Meeting of Shareholders), provided that such Fair Market Value is less than the exercise price of the related Old Options. The determination of Fair Market Value will be made in accordance with the terms of the 1993 Plan. Two consultants to the Company will not be entitled to participate in the Repricing Plan.

The closing price of the Company's Common Stock on October 17, 1997, as reported on NASDAQ, was $2.00 per share.

The Board approved the Repricing Plan because it believes that the Company's stock option program is a significant factor in the Company's ability to retain and provide incentives to key employees. Prior to the approval of the Repricing Plan the market value of the Company's Common Stock had fallen significantly. Inasmuch as the Old Options were designed to attract and retain employees and to provide incentives for such persons to work to achieve the Company's success, the Board determined that the decline in the market value of the Company's common stock since the dates the Old Options were awarded had frustrated these purposes and diminished the value of the 1993 Plan as an element of the Company's compensation arrangements. At October 24, 1997, only three of the 23 optionees under the 1993 Plan had options with exercise prices lower than the current market value of the Company's common stock. Accordingly, the Board approved the Repricing Plan as a means of ensuring that the Company's employees have an opportunity to acquire a meaningful equity interest in the Company.

The executives listed in the Summary Compensation Table above and certain other persons will be entitled to participate in the Repricing Plan with respect to the options described below:

OPTIONS SUBJECT TO REPRICING PLAN


                 ------------------------------- ------------------------------ ------------- =============
                              Name                                                Original      Date of
                                                  # of Securities Underlying      Exercise      Original
                                                          Old Options              Price         Grant
                                                  (Exercisable/Unexercisable)    ($/share)
                 ------------------------------- ------------------------------ ------------- =============
                 Greg Manning                              100,000/0            $3.3750          6/11/93
                 President, Chief Executive
                 Officer and Director
                 ------------------------------- ------------------------------ ------------- =============
                 William T. Tully                          50,000/0             $3.3750          6/11/93
                 Chief Operating Officer,
                 Executive Vice President and
                 Director
                 ------------------------------- ------------------------------ ------------- =============
                 All current Executive                     165,000/0            $3.3750          6/11/93
                 Officers as a group                      1,875/5,625           $2.8125         2/5/96
                 ------------------------------- ------------------------------ ------------- =============
                 All current Directors and                2,500/7,500             $3.3125       5/24/96
                 Nominees for Director who are
                 not Executive Officers
                 ------------------------------- ------------------------------ ------------- =============
                 All Employees (other than                 37,000/0               $3.3750       6/11//93
                 Directors and Executive                 19,000/57,000            $2.8125        2/5/96
                 Officers) and consultants as             2,500/7,500             $3.3125       5/24/96
                 a group
                 ------------------------------- ------------------------------ ------------- =============


The New Options will retain the vesting schedules, expiration dates and other terms and conditions of the Old Options. All of the Old Options subject to the Repricing Plan are, and all of the New Options issued pursuant to the Repricing Plan will be, subject to the following terms and conditions: (i) the options are non-qualified stock options; (ii) the options become exercisable over a period of four years from the date of the original grant, with 25% of each option becoming exercisable in each year from the date of the original grant; (iii) the options expire on the 10th anniversary of the date of the original grant; (iv) the options may not be transferred during the lifetime of the option holder; and
(v) the exercise price of the options must be paid in full at the time of exercise in any combination of cash and stock of the Company.

Based on present Federal tax laws, there are generally no Federal tax consequences either to the optionee or to the Company upon the cancellation of Old Options and the issuance of New Options under the Repricing Plan. On exercise of the New Options, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option price will generally be taxable to the optionee as compensation income, and may be deductible for tax purposes by the Company. The Company believes that compensation realized upon the exercise of the New Options by executive officers who are subject to Section 162(m) of the Code will not satisfy the requirements for exemption from the $1 million limitation on deductibility under that section. The Company, however, does not believe this to be material as the compensation paid by the Company to its executive officers is (and historically has been) significantly below $1 million.

Although the Repricing Plan is not required to be submitted for shareholder approval, the Board has determined that it is in the best interests of the Company for such approval to be sought. In the event the Repricing Plan is not approved, the Repricing Plan as described above will not be implemented, although the Board may at any time or from time to time in the future determine to implement another plan to reprice options issued under any of its stock option plans.

VOTE REQUIRED

The affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Repricing Plan.

The Board of Directors recommends that Shareholders vote FOR approval of the Repricing Plan.


                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be considered as of the next Annual Meeting of Shareholders must be received by the Company, addressed to the attention of the Company's Secretary, at its offices at 775 Passaic Avenue, West Caldwell, New Jersey 07006, no later than June 30, 1998, in order to be included in the Company's proxy statement relating to that meeting.


                                 OTHER BUSINESS

The Board of Directors is not aware of any other matter that is to be presented to Shareholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.


                                OTHER INFORMATION

Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by directors, officers and regular employees of the Company without additional compensation.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (973) 882-0004.

                                            Sincerely,



                                            MARTHA HUSICK
                                            Secretary



West Caldwell, New Jersey
October 28, 1997

                                                                       Exhibit A












                           GREG MANNING AUCTIONS, INC.

                            1997 STOCK INCENTIVE PLAN

                                Table of Contents
                                                                           Page
                                    ARTICLE I
                                     GENERAL
1.1               Purpose.....................................................1
1.2               Administration..............................................1
1.3               Persons Eligible for Awards.................................2
1.4               Types of Awards Under Plan..................................2
1.5               Shares Available for Awards.................................2
1.6               Definitions of Certain Terms................................3

                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1               Agreements Evidencing Awards................................5
2.2               No Rights as a Shareholder..................................5
2.3               Grant of Stock Options, Stock Appreciation
                    Rights and Reload Options.................................6
2.4               Exercise of Options and Stock Appreciation Rights...........8
2.5               Termination of Employment; Death............................9
2.6               Grant of Restricted Stock...................................9
2.7               Grant of Restricted Stock Units.............................10
2.8               Other Stock-Based Awards....................................11
2.9               Grant of Dividend Equivalent Rights.........................11
2.10              Right of Recapture..........................................11

                                   ARTICLE III

                                  MISCELLANEOUS

3.1               Amendment of the Plan; Modification
                    of Awards.................................................12
3.2               Tax Withholding.............................................12
3.3               Restrictions................................................13
3.4               Nonassignability............................................13
3.5               Requirement of Notification of Election
                  Under Section 83(b) of the Code.............................13
3.6               Requirement of Notification Upon Disqualifying Disposition
                  Under Section 421(b) of the Code............................14
3.7               Change in Control...........................................14
3.8               Right of Discharge Reserved.................................15
3.9               Nature of Payments..........................................15
3.10              Non-Uniform Determinations..................................15
3.11              Other Payments or Awards....................................15
3.12              Section Headings............................................15
3.13              Effective Date; Term of Plan; 1993 Plan.....................16
3.14              Governing Law...............................................16

                                    ARTICLE I

                                     GENERAL
1.1      PURPOSE
                  The purpose of the Greg Manning Auctions, Inc. 1997 Stock Incentive Plan (the "Plan") is to provide for officers, other employees and directors of, and consultants to, Greg Manning Auctions, Inc. (the "Company") and its subsidiaries an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2      ADMINISTRATION
                  1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Stock Option Committee (the "Committee") of the board of directors of the Company (the "Board"), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors". To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the members of the Committee shall be "outside directors" within the meaning of section 162(m).

                  1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) to amend the Plan to reflect changes in applicable law, (g) to determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, Shares of Common Stock, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, canceled, forfeited or suspended, and (h) to determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

                  1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.
                  1.2.4 The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

                  1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

                  1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, grant awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3      PERSONS ELIGIBLE FOR AWARDS

                  Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, "key persons") as the Committee shall in its discretion select.

1.4      TYPES OF AWARDS UNDER PLAN

                  Awards may be made under the Plan in the form of (a) incentive stock options (within the meaning of section 422 of the Code), (b) nonqualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights,
(e) restricted stock, (f) restricted stock units and (g) other stock-based awards, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option (other than an incentive stock option that may be assumed or issued by the Company in connection with a transaction to which section 424(a) of the Code applies) may be granted to a person who is not an employee of the Company on the date of grant.

1.5      SHARES AVAILABLE FOR AWARDS

                  1.5.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), which may be issued in connection with awards granted under the Plan shall, together with any shares issued in connection with awards granted under the Greg Manning Auctions, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan"), not exceed 850,000. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If, after the effective date of the Plan, any award is forfeited or any award otherwise terminates or is cancelled without the delivery of shares of Common Stock, then the shares covered by such award or to which such award relates shall again become available for transfer pursuant to awards granted or to be granted under this Plan. Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for awards under this Plan.

                  1.5.2 The total number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any one employee of the Company or a subsidiary during any one-year period shall not exceed 100,000.

                  1.5.3 Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding award, the number of shares available for awards, the number of shares that may be subject to awards to any one employee, and the price per share of Common Stock covered by each such outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. After any adjustment made pursuant to this Section 1.5.3, the number of shares subject to each outstanding award shall be rounded to the nearest whole number.

                  1.5.4 Except as provided in this Section 1.5 and in Section 2.3.8, there shall be no limit on the number or the value of the shares of Common Stock that may be subject to awards to any individual under the Plan.

1.6      Definitions of Certain Terms

                  1.6.1 The "Fair Market Value" of a share of Common Stock on any day shall be determined as follows.

     (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

     (b) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

     (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.

                  1.6.2 The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."

                  1.6.3 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee's association with the Company or a subsidiary as a director, consultant or otherwise.

                  1.6.4 A grantee shall be deemed to have a "termination of employment" upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee's association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether the termination of a grantee's employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

                  1.6.5 The term "cause," when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence of such an employment agreement provision, "cause" means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (d) material violation of the Company's policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the grantee's duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive.

                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1      AGREEMENTS EVIDENCING AWARDS

                  Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders' agreement with respect to any shares of Common Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. The Committee may grant awards in tandem with or in substitution for any other award or awards granted under this Plan or any award granted under any other plan of the Company or any subsidiary. Payments or transfers to be made by the Company or any subsidiary upon the grant, exercise or payment of an award may be made in such form as the Committee shall determine, including cash, shares of Common Stock, other securities, other awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules established by the Committee. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2      NO RIGHTS AS A SHAREHOLDER

                  No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.3, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3      GRANT OF STOCK OPTIONS, STOCK APPRECIATION
         RIGHTS AND RELOAD OPTIONS

                  2.3.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.

                  2.3.2 The Committee may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

                  2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

                  2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted (except as permitted in connection with the assumption or issuance of options in a transaction to which section 424(a) of the Code applies), and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock. The Committee shall have the authority, at any time or from time to time, to cancel any outstanding option and reissue a new option at a lower exercise price in the event that the Fair Market Value of a share of Common Stock at any time prior to the date of exercise falls below the option exercise price.

                  2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

                  2.3.6 The Committee may in its discretion include in any Plan Agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

                  2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

                  2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.4      EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

                  Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

                  2.4.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right shall become exercisable in four substantially equal installments, on each of the first, second, third and fourth anniversaries of the date of grant, and each installment, once it becomes exercisable, shall remain exercisable until expiration, cancellation or termination of the award.

                  2.4.2 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe.

                  2.4.3 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of Common Stock (which, if acquired pursuant to exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

                  2.4.4  Promptly  after  receiving  payment of the full  option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

2.5      TERMINATION OF EMPLOYMENT; DEATH

                  2.5.1 Except to the extent otherwise provided in Section 2.5.2 or 2.5.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).

                  2.5.2 If a grantee's employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within 90 days after employment terminates, except that this 90 day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term "disability" for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(6) of the Code.

                  2.5.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee's awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee's death or the expiration date of the award. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections
3.3 and 3.7 hereof.

2.6      GRANT OF RESTRICTED STOCK

                  2.6.1 The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

                  2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee's name a certificate or certificates for the shares of Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Plan Agreement.

                  2.6.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

                  2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

                  2.6.5 During the 120 days following termination of the grantee's employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee's estate) any amount paid by the grantee for such shares.

2.7      GRANT OF RESTRICTED STOCK UNITS

                  2.7.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

                  2.7.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee's employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

                  2.7.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

2.8      OTHER STOCK-BASED AWARDS

                  The Committee may grant other types of stock-based awards (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.9      GRANT OF DIVIDEND EQUIVALENT RIGHTS

                  The Committee may in its discretion include in the Plan Agreement with respect to any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Plan Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.10     RIGHT OF RECAPTURE

                  2.10.1 If at any time within one year after the date on which a participant exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain ("Gain") realized by the participant from the Realization Event shall be paid by the participant to the Company upon notice from the Company. Such Gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such Gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

                                   ARTICLE III
                                  MISCELLANEOUS

3.1      AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS

                  3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

                  3.1.2 Shareholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

                  3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2      TAX WITHHOLDING

                  3.2.1 As a condition to the receipt of any shares of Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

                  3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3      RESTRICTIONS

                  3.3.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

                  3.3.2 The term "consent" as used herein with respect to any plan action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4      NONASSIGNABILITY

                  Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.5      REQUIREMENT OF NOTIFICATION OF
         ELECTION UNDER SECTION 83(B) OF THE CODE

                  If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6      REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING
         DISPOSITION UNDER SECTION 421(B) OF THE CODE

                  If any grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

3.7      CHANGE IN CONTROL

                  3.7.1 For purposes of this Section 3.7, a "change in control" shall be deemed to have occurred upon the happening of any of the following events:

                  (a) any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 15% or more of the outstanding shares of Common Stock of the Company; or

                  (b) a cash tender or exchange offer for 50% or more of the outstanding shares of Common Stock of the Company is commenced; or

                  (c) the shareholders of the Company approve an agreement to merge, consolidate, liquidate, or sell all or substantially all of the assets of the Company; or

                  (d) two or more directors are elected to the Board without having previously been nominated and approved by the members of the Board incumbent on the day immediately preceding such election.

                  3.7.2  Upon the happening of a change in control:

     (a) notwithstanding any other provision of this Plan, any option or stock appreciation right then outstanding whose date of grant was at least one year prior to the date of the Change in Control shall become fully vested and immediately exercisable unless the applicable Plan Agreement expressly provides otherwise;

     (b) to the fullest extent permitted by law, the Committee may, in its sole discretion, amend any Plan Agreement in such manner as it deems appropriate, including, without limitation, by amendments that advance the dates upon which any or all outstanding shares of restricted stock shall become free of restrictions or that advance the dates upon which any or all outstanding awards of any type shall terminate.

                  3.7.3 Whenever deemed appropriate by the Committee, any action referred to in Section 3.7.2(b) may be made conditional upon the consummation of the applicable Change in Control transaction.

3.8      RIGHT OF DISCHARGE RESERVED

                  Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.9      NATURE OF PAYMENTS

                  3.9.1 Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

                  3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10      NON-UNIFORM DETERMINATIONS

                  The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11     OTHER PAYMENTS OR AWARDS

                  Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.


3.12     SECTION HEADINGS

                  The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13     EFFECTIVE DATE; TERM OF PLAN; 1993 PLAN

                  3.13.1 The Plan was adopted by the Board on October 24, 1997, subject to approval by the Company's shareholders. All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

                  3.13.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the day before the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

                  3.13.3 Nothing herein shall alter, modify, change or otherwise affect any awards granted pursuant to the 1993 Plan, which shall be governed by the terms of the 1993 Plan and any applicable agreement

3.14     GOVERNING LAW

                  All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

 GREG MANNING AUCTIONS, INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD DECEMBER 10, 1997




     The undersigned hereby appoints Greg Manning, William T. Tully, Jr. and Martha Husick, or any of them, each with full power to act alone and with the power of substitution, as proxies to vote all the shares of Common Stock the undersigned is entitled to vote on the following proposals and upon such other matters as may properly come before the Annual Meeting of Shareholders of Greg Manning Auctions, Inc., (the "Company"), to be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004, on December 10, 1997, 10:00 a.m., Eastern Standard Time, and at any adjournment or postponement thereof.

     THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF GREG MANNING AUCTIONS, INC. AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED BELOW, FOR THE RATIFICATION OF THE APPOINTMENT OF AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING JUNE 30, 1998, FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN, FOR THE APPROVAL OF THE PLAN TO REPRICE CERTAIN OPTIONS AWARDED UNDER THE COMPANY'S 1993 STOCK OPTION PLAN, AS AMENDED, AND IN ACCORDANCE WITH THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE THE AUTHORITY HEREBY GRANTED IS EXERCISED BY (I) DELIVERING A WRITTEN STATEMENT OF REVOCATION TO GREG MANNING AUCTIONS, INC., 775 PASSAIC AVENUE, WEST CALDWELL, NEW JERSEY 07006, ATTENTION:
SECRETARY (II) BY SUBMITTING A LATER DATED PROXY OR (III) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THIS PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                   [Please date and sign on the reverse side]

The Board of Directors recommends a vote FOR the election of the director nominees listed below and FOR all the items below, and shares will be so voted unless you indicate otherwise.

1. Election of Directors, to serve until the 2000 annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and qualified.

[ ]  FOR the nominees listed at right.

[ ]  WITHHOLD AUTHORITY to vote for the nominees listed at right.
                                                     Nominees for Directors are:
                                                     SCOTT S. ROSENBLUM
                                                     ANTHONY L. BONGIOVANNI


2. Ratification of the Appointment of Amper, Politziner & Mattia as the Company's independent public accountants for the Company's fiscal year ending June 30, 1998.

     [ ] FOR         [ ] AGAINST      [ ] ABSTAIN

3. Approval of the adoption of the Company's 1997 Stock Incentive Plan.

     [ ] FOR         [ ] AGAINST      [ ] ABSTAIN

4. Approval of the Repricing Plan to reprice certain options awarded under the Company's 1993 Stock Option Plan, as amended.

     [ ] FOR         [ ] AGAINST      [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to consider and act upon such other matters as may properly come before the meeting or any and all postponements or adjournments thereof.


Signature_____________________________________



Signature_____________________________________

Dated___________________________________, 1997


                                      NOTE:
Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, broker or guardian, please give full title and proof of authority as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.